EXHIBIT 10.11
     Development and License Agreement between the Registrant and Microsoft
                       Corporation, dated December 3, 1992

                              MICROSOFT CORPORATION
                        DEVELOPMENT AND LICENSE AGREEMENT
                                  (Wonderware)

This Development and License Agreement (the "Agreement") is made and entered into as of the later of the two dates on the signature page (the "Effective Date") by and between WONDERWARE CORPORATION ("COMPANY"), a California corporation, and MICROSOFT CORPORATION ("MS"), a Delaware corporation.

In consideration of the covenants and conditions hereinafter set forth, MS and COMPANY agree as follows:

1. Development of Licensed Software. COMPANY shall develop and license to MS on a non-exclusive basis a custom-designed software program for the implementation of a Network DDE server on Windows NT which will compile and run on both x86 and MIPS platforms (the "LICENSED SOFTWARE"), all in accordance with the specifications attached hereto as Exhibit A and incorporated by this reference (the "Specifications").

2. Delivery Schedule. COMPANY shall complete and deliver the LICENSED SOFTWARE to MS according to the following schedule:

         LICENSED SOFTWARE (or portion thereof)               Due Date

         Beta Quality Code                                    January 1, 1993
         Final Acceptance                                     March 31, 1993

MS shall evaluate the LICENSED SOFTWARE and shall submit a written acceptance or rejection to COMPANY within fifteen (15) days after MS' receipt of the LICENSED SOFTWARE. Conformity to the Specifications and COMPANY's warranties herein shall solely determine MS' right to accept or reject the LICENSED SOFTWARE. If rejected, COMPANY shall promptly correct the LICENSED SOFTWARE. If COMPANY fails to correct the licensed software within fifteen (15) days after notice of rejection, MS may terminate this Agreement with no further obligation to COMPANY.

3.    License.

     COMPANY hereby grants to MS a worldwide, fully paid, perpetual, non-exclusive, irrevocable license (a) to use, modify, create derivative works based upon, reproduce, distribute or license, or sell, rent or lease copies of, the LICENSED SOFTWARE, in source and object code forms, and derivative works thereof, and (b) to license third parties to exercise the foregoing rights, including the right to license such rights to further third parties.

     Notwithstanding anything in license granted above to the contrary, MS shall not license the source code of the LICENSED SOFTWARE or any derivative of the LICENSED SOFTWARE to DEC for inclusion in non-MS operating systems. The foregoing sentence, however shall not preclude DEC from shipping Network DDE on versions of Windows NT that DEC licenses from MS.

4.    Payment and Other MS Obligations.

     (a) Royalties. In consideration for the development of the LICENSED SOFTWARE and all royalties thereto, MS shall pay COMPANY [One Hundred Thousand and no/100 Dollars ($100,000)] for the LICENSED SOFTWARE in the following manner:

         (i) [Thirty Thousand and no/100 Dollars ($30,000)] shall be paid to COMPANY on the Effective Date of this Agreement;
         (ii) [Forty Thousand and no/100 Dollars ($40,000)] shall be paid to COMPANY upon MS' release of the beta version of the LICENSED SOFTWARE; and
         (iii)[Thirty Thousand and no/100 Dollars ($30,000)] shall be paid to COMPANY upon MS' final acceptance of the LICENSED SOFTWARE.

     (b)  Limited License for Rights to MS PRODUCTS.

          (i)  License Grant. In addition to the payment described in subsection
               (a) above, in consideration for the LICENSED SOFTWARE, upon execution of this Agreement MS will provide COMPANY with one copy of CLIPBOOK and CLIPSRV from Windows for Workgroups Version 3.1 and one copy of CLIPBOOK and CLIPSRV from Windows NT Version 3.1 (collectively, the "MS PRODUCTS") in source code form. MS hereby grants COMPANY a limited, non-exclusive, non-transferable, non-assignable, royalty-free ,perpetual license to: (a) modify and adapt the MS PRODUCTS in source code form as needed to port the MS PRODUCTS to MS and non-MS operating systems; and (b) to reproduce and distribute worldwide such MS PRODUCTS in object code form. COMPANY agrees that it will always distribute the MS PRODUCTS pursuant to the terms of COMPANY's end-user license agreement ("EULA"). COMPANY's EULA may be a "break-the-seal" end user license agreement or a signed end user license agreement. COMPANY's EULA shall conform substantially to the terms and conditions of the MS end user license agreement. MS agrees to provide COMPANY with changes made to the MS PRODUCT to correct defects or bugs in the MS PRODUCTS. Except as expressly provided above, however, MS shall have no obligation to provide COMPANY any updates or enhancements to the MS PRODUCTS, or any other software or product.

         (ii) MS' Proprietary Rights to MS PRODUCTS. COMPANY acknowledges that, subject to the limited licenses granted above, all right, title and interest in the MS PRODUCTS belong to MS and no proprietary rights to the MS PRODUCTS whatsoever are being transferred under this Agreement.
         (iii)Restrictions on COMPANY's Use of MS PRODUCTS' Names. COMPANY shall not use the words or names CLIPBOOK OR CLIPSERVE, or any confusingly similar declaration thereof, in or pertaining to any of COMPANY's products or in any COMPANY's marketing or advertising.
          (iv)Trademark Notices. Both parties shall use the appropriate trademarks, product descriptors and trade symbols (either "(TM)" or "(R)" in a superscript) when using the trademarks of the other party in advertising, publicity, literature, packaging and other promotional activities in connection with the other party's products.;

      (c)Windows NT Changes. Furthermore, in order to enable COMPANY to complete the LICENSED SOFTWARE, MS hereby agrees to implement those changes to Windows NT as set forth on Exhibit B attached hereto and incorporated by this reference (the "WINDOWS NT Changes"). The WINDOWS NT Changes is a complete and final list of such changes and can only be modified by written consent of authorized representatives of both parties. MS shall complete the WINDOWS BT Changes no later than December 1, 1992.
      (d)No Other MS Obligations. MS' payment and other obligations to the COMPANY under this Agreement shall be limited to the payments and obligations described in this Section 4; MS shall not otherwise be responsible for any expenses or obligations of, or royalties to, COMPANY.

5. Other COMPANY Obligations. In considerations of the obligations of MS hereunder, COMPANY also covenants that COMPANY recognizes that Network DDE and CLIPBOOK/CLIPSRV are components of Windows for Workgroups and as such COMPANY will not market or promote Network DDE and CLIPBOOK/CLIPSRV as a complete replacement for Windows for Workgroups.
6.   Disclosure.  COMPANY  expressly  undertakes  to  retain in  confidence  all information and know-how transmitted to COMPANY by MS that MS has designated as proprietary and/or confidential or that, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary and/or confidential, and will make no use of such information and know-how except under the terms and during the existence of this Agreement. COMPANY's obligation under this Section 6 with respect to any particular information shall extend to the earlier of such time as the information protected hereby is in the public domain through no fault of COMPANY or ten (10) years following its receipt by COMPANY.
7. Ownership of LICENSED SOFTWARE. Subject to the license granted above, all right, title and interest in the LICENSED SOFTWARE belongs to COMPANY and no proprietary rights of the LICENSED SOFTWARE are being transferred, assigned or affected by this Agreement.
8.   COMPANY Warranties.  COMPANY warrants that:

     (a) The LICENSED SOFTWARE as delivered to MS does not infringe any copyright, patent, trade secret, or other proprietary right held by any third party
     (b) The LICENSED SOFTWARE will meet the Specifications listed in Exhibit A of this Agreement; and
     (c) The services provided by COMPANY shall be performed in a professional manner and shall be of a high grade, nature, and quality.

9.   Indemnity.

      (a)COMPANY agrees to indemnify, defend, and hold MS and its successors, officers, directors and employees harmless from any and all actions, causes of action, claims, demands, costs, liabilities, expenses and damages arising out of or in connection with any claim that the LICENSED SOFTWARE, names, and marks furnished or licensed by COMPANY under this Agreement constitute an infringement of any confidential information, trade secret, patent, copyright, trademark, trade name, or other legal right of any third party. COMPANY further agrees to indemnify, defend, and hold MS and its successors, officers, directors and employees harmless from any and all actions, causes of action, claims, demands, costs, liabilities, expenses and damages arising out of or in connection with any claim that COMPANY's modifications or adaptations of the MS PRODUCTS under this Agreement constitute an infringement of any confidential information, trade secret, patent, copyright, trademark, trade name, or other legal right of any third party.



      (b)If any action shall be brought against MS in respect to which indemnity may be sought from COMPANY pursuant to the provisions of this
         Section 9, MS shall promptly notify COMPANY in writing, specifying the nature of the action and the total monetary amount sought or other such relief as is sought therein. MS shall cooperate with COMPANY at COMPANY's expense in all reasonable respects in connection with the defense of any such action. COMPANY may upon written notice thereof to MS undertake to conduct all proceedings or negotiations in connection therewith, assume the defense thereof, and if it so undertakes, it shall also undertake all other required steps or proceedings to settle or defend any such action, including the employment of counsel which shall be satisfactory to MS, and payment of all expenses. MS shall have the right to employ separate counsel and participate in the defense thereof. COMPANY shall reimburse MS upon demand for any payments made or loss suffered by it at any time after the date hereof, based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands, or actions, in respect to any damages to which the foregoing relates.

          (c) If the LICENSED SOFTWARE furnished hereunder is in any action held to constitute an infringement and its use is enjoined, COMPANY shall immediately and at its expense:

          (i) procure for MS the right to continue use, sale, and marketing of the LICENSED SOFTWARE, or

          (ii) replace or modify the LICENSED SOFTWARE with a version of the LICENSED SOFTWARE that is non-infringing.

          If (i) or (ii) are not available to COMPANY, COMPANY shall refund to MS all amounts paid to COMPANY by MS hereunder.

          (d)  This  indemnity   provision  shall  survive  any  termination  or
               expiration of this Agreement.



10. Termination. If the LICENSED SOFTWARE is not delivered on the due date(s) specified above, or if the LICENSED SOFTWARE does not meet the Specifications in Exhibit A, or if the services provided by COMPANY are not performed in a professional manner or are not of a high grade, nature, and quality, MS may, at its option and upon written notice to COMPANY, terminate this Agreement and/or have the LICENSED SOFTWARE properly prepared at COMPANY's expense.



11. Notices and Requests. All notices and requests in connection with this Agreement shall be deemed given as of the date they are received by messenger, delivery service, or in the United States of America mails, postage prepaid, certified or registered, return receipt requested, and addressed as follows:



         COMPANY:                        WONDERWARE CORPORATION

                                          Arter, Hadden, Lawler, Felix & Hall
                                          2 Park Plaza (Jamboree Center)
                                          Irvine, CA  92714
                                          Attention:  Stephen H. LaCount



         MS:                              MICROSOFT CORPORATION
                                          One Microsoft Way
                                          Redmond, Washington  98052-6399
                                          Attention:  Robert Muglia



         with a cc to:                    MICROSOFT CORPORATION
                                          One Microsoft Way
                                          Redmond, Washington  98052-6399
                                          Attention:  Law & Corporate Affairs



12.      Miscellaneous:



          (a) COMPANY is an independent contractor for MS, and nothing in this Agreement shall be construed as creating an employer-employee relationship, a partnership, or a joint venture between the parties.



         (b) In the event taxes are required to be withheld on payments made hereunder by any U.S. (state or federal) or foreign governments, MS may deduct such taxes from the amount owned COMPANY and pay them to the appropriate taxing authority. MS shall in turn promptly secure and deliver to COMPANY an official receipt for any taxes withheld. MS will use reasonable efforts to minimize such taxes to the extent permissible under applicable law.


          (c) This Agreement shall be governed by the laws of the State of Washington and COMPANY consents to jurisdiction and venue in the state and federal courts sitting in the State of Washington. In any action or suit to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorneys' fees.


          (d) Agreement does not constitute an offer by MS and it shall not be effective until signed by both parties. This Agreement constitutes the entire agreement between the parties with respect to the LICENSED SOFTWARE and all other subject matter hereof and merges all prior and contemporaneous communications. It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of COMPANY and MS by their respective duly authorized representatives.


          (e) This Agreement may be assigned by MS but shall not be assigned by COMPANY without MS' prior written approval. Except as otherwise provided, this Agreement shall be binding upon and inure to the benefit of the parties' successors and lawful assigns.



MICROSOFT CORPORATION                       WONDERWARE CORPORATION



Robert Muglia                               Dennis Morin
By (Sign)                                   By (Sign)

Director, Advanced Windows                  President, CEO
Title                                       Title


12/3/92                                     Dec 2, 1992
Date                                        Date

                                            33-0304677
                                            COMPANY's Federal
                                            Employer ID Number or
                                            Social Security Number



Appendix A (Specifications)

This appendix specifies what Wonderware Software Development Corporation (hereafter referred to as Wonderware) will deliver to Microsoft Corporation (hereafter referred to as Microsoft) for the Microsoft Windows NT product as specified in the development contract.


Network DDE

Wonderware will develop and component test the Network DDE component. Network DDE is a system service which runs in the Local System account and services network DDE requests. The Network DDE component has two parts, a client and a server.

Network DDE Client

The Network DDE client will perform the following functions:

          *    Forward network DDE requests to the appropriate computer.

          * For forwarding to Windows NT servers, the username, domain name, and password is sent to allow the server side to perform a network logon. The LSA challenge-response architecture will be applied to pass the DES encrypted password over the network.

          * For forwarding to Windows for Workgroup servers, the username and password is sent to allow the server side to authenticate the request. The Windows for Workgroups DES password encryption scheme will be applied to pass the password over the network.

          * Network DDE sessions, connections, and conversations will only be started by using DDE with the appropriate AppTopic syntax.

          * Network DDE client will log Error, Warning, and Information events to the system event log as appropriate.

Network DDE Server

The Network DDE server will perform the following functions:

          * Receive and service Newtork DDE requests from Windows NT and Windows for Workgroup computers.

          * Perform network logons using the username, domain name, and password passed by Windows NT clients. The LSA challenge-response architecture will be applied to pass the DES encrypted password over the network.

          * Perform network logons using the username, and password, and if available the domain name, passed by Windows for Workgroups clients. The LSA challenge-response architecture will be applied to pass the DES encrypted password over the network.


        * Act as a secure service, using impersonation of the client for all accesses on its behalf including:

               Initiation of a Network DDE conversation

               Executes in a Network DDE conversation

               Requests for each item in a Network DDE conversation

               Advises for each item in a Network DDE conversation

               Pokes for each item in a Network DDE conversation

          * If there is a user interactively logged onto the server computer and that user has added the share to their Trusted Shares List to configure Network DDE to start an application on the client's behalf:

               Will run the application in the security context of the user interactively logged on to the server

               Will run the  application  minimized,  restored,  or maximized as specified in the Network DDE share information or in the Trusted Share List information for the user logged on to the server.

          * Network DDE server will log Error, Warning, and Information events to the system event log as appropriate.


DSDM

Wonderware will develop and component test the DSDMJ component. DSDM is a system service which runs in the Local System account and services DDE Share requests.

     * Act as a secure service, using impersonation of the client for all accesses on its behalf including:

               Enumerating Network DDE shares

               Querying for Network DDE share information

               Changing Network DDE shares

               Adding Network DDE shares

               Deleting Network DDE shares

      * Provide API to allow the following functionality:

               Enumeration of Network DDE shares

               Query for Network DDE share information

               Set Network DDE share information

               Adding a Network DDE share

               Deleting a Network DDE share

     * DSDM will log Error, Warning, and Information events to the system event log as appropriate.



Appendix B (Windows NT Changes)

This appendix specifies the modifications Microsoft Corporation will make to Windows NT to enable Network DDE support as a part of this development and license agreement.

               * Microsoft will allow Network DDE to run in the security context of Local System, and to create invisible windows on the default desktop for the purposes of DDE communications.

               * Microsoft will increase the timeouts for OLE clients to allow for network delays.

               * Microsoft will provide an API or other mechanism to set the "quality of service" for DDE clients.

               * Microsoft will provide an API for DdeImpersonateClientWindow () that provides impersonation without requiring the client to have a thread per conversation client window.